FORM N-SAR EXHIBIT 77.O:
TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3

Name of Fund: Goldman Sachs Short Duration Tax-Free Fund

Name of Underwriter or Dealer Purchased From: Merrill Lynch Pierce Fenner and Smith Inc.

Names of Underwriting Syndicate Members: Citigroup Inc; Merrill Lynch Pierce Fenner and Smith Inc.; J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Goldman, Sachs & Co.

Name of Issuer:	New York City

Title of Security: NYC

Date of First Offering:	10/2/09

Dollar Amount Purchased: 7,801,430

Number of Shares or Par Value of Bonds Purchased: 7,000,000

Price Per Unit:	111.449

Resolution Approved: Approved at the February 11, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs Short Duration Tax-Free Fund

Name of Underwriter or Dealer Purchased From:	Citigroup Inc.

Names of Underwriting Syndicate Members: Citigroup Inc.; Loop Capital Markets, LLC; Jefferies & Company, Inc.; Morgan Stanley & Co. Incorporated; Goldman, Sachs & Co.

Name of Issuer:	New York State Thruway

Title of Security:	NYSCTT

Date of First Offering:	10/7/09

Dollar Amount Purchased: 3,044,469.70

Number of Shares or Par Value of Bonds Purchased: 2,730,000

Price Per Unit:	111.519

Resolution Approved:  	Approved at the February 11, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs Short Duration Tax-Free Fund

Name of Underwriter or Dealer Purchased From:	Citigroup Inc.

Names of Underwriting Syndicate Members: Citigroup Inc.; J.P. Morgan Securities Inc.; Cabrera Capital Markets, LLC; Goldman, Sachs & Co.

Name of Issuer:	Los Angeles USD

Title of Security: LOSSCD

Date of First Offering:	10/7/09

Dollar Amount Purchased: 15,682,322

Number of Shares or Par Value of Bonds Purchased: 14,890,000

Price Per Unit:	102.710; 109.598; 104.617; 104.152

Resolution Approved: Approved at the February 11, 2010 Board Meeting.*


Name of Fund: Goldman Sachs Municipal Income Fund

Name of Underwriter or Dealer Purchased From: Citigroup Inc.

Names of Underwriting Syndicate Members: Citigroup Inc.; Merrill Lynch Pierce Fenner and Smith Inc.; Muriel Siebert & Co.; Wells Fargo
Securities LLC; Goldman, Sachs & Co.

Name of Issuer:	State of California

Title of Security: CAS

Date of First Offering:	10/14/09

Dollar Amount Purchased: 15,493,650

Number of Shares or Par Value of Bonds Purchased: 15,000,000

Price Per Unit:	Citigroup Inc.

Resolution Approved: Approved at the February 11, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: Morgan Stanley & Co.
Incorporated

Names of Underwriting Syndicate Members: Citigroup Global Markets Inc.; MorganStanley & Co. Incorporated; Wells Fargo & Co.; Goldman, Sachs & Co.

Name of Issuer:	Talecris Biotherapeutics

Title of Security: TLCR 7 3/4 16-15

Date of First Offering:	10/16/2009

Dollar Amount Purchased: 3,600,386

Number of Shares or Par Value of Bonds Purchased: 3,625,000

Price Per Unit:	99.321

Resolution Approved: Approved at the February 11, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs High Yield Municipal Fund

Name of Underwriter or Dealer Purchased From: Merrill Lynch Pierce Fenner and Smith Inc.

Names of Underwriting Syndicate Members: Merrill Lynch Pierce Fenner and Smith Inc.; Ramirez & Company, Inc.; J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Barclays Capital Inc.; Goldman, Sachs & Co.

Name of Issuer:	Puerto Rico Public Buildings

Title of Security: PRCFAC

Date of First Offering:	10/22/09

Dollar Amount Purchased: 5,910,060

Number of Shares or Par Value of Bonds Purchased: 6,000,000

Price Per Unit:	98.501

Resolution Approved: Approved at the February 11, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs Short Duration Tax-Free Fund

Name of Underwriter or Dealer Purchased From: Barclays Capital Inc.
Names of Underwriting Syndicate Members: Barclays Capital Inc.; Citigroup Inc.; Loop Capital Markets, LLC; Goldman, Sachs & Co.

Name of Issuer:	California Economic Recovery

Title of Security: CASDEV

Date of First Offering:	11/02/09

Dollar Amount Purchased: 6,416,520

Number of Shares or Par Value of Bonds Purchased: 6,000,000

Price Per Unit:	106.942

Resolution Approved: Approved at the February 11, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs Municipal Income Fund

Name of Underwriter or Dealer Purchased From: Morgan Stanley & Co.
Incorporated

Names of Underwriting Syndicate Members: Morgan Stanley & Co. Incorporated; J.P. Morgan Securities Inc.; Barclays Capital Inc.; Goldman, Sachs & Co.

Name of Issuer:	Commonwealth of Puerto Rico

Title of Security: PRC

Date of First Offering:	11/10/09

Dollar Amount Purchased: 3,130,440

Number of Shares or Par Value of Bonds Purchased: 3,000,000

Price Per Unit:	104.348

Resolution Approved: Approved at the February 11, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs Enhanced Income Fund

Name of Underwriter or Dealer Purchased From: Banc of America

Names of Underwriting Syndicate Members: Banc of America; Barclays Capital Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities Inc.; RBS Securities; Goldman, Sachs & Co.

Name of Issuer:	Thermo Fisher Scientific

Title of Security: TMO2.15 12/28/12

Date of First Offering:	11/13/2009

Dollar Amount Purchased: 5,891,445

Number of Shares or Par Value of Bonds Purchased: 5,900,000

Price Per Unit:	99.855

Resolution Approved: Approved at the February 11, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs Emerging Markets Debt Fund

Name of Underwriter or Dealer Purchased From: Barclays Capital Inc.

Names of Underwriting Syndicate Members: Barclays Capital Inc.; J.P. Morgan Securities Inc.; Credit Suisse; Qatar National Bank; Goldman, Sachs & Co.

Name of Issuer:	Republic of Qatar

Title of Security:	Qatar 5 1/4 01/20

Date of First Offering:	11/17/2009

Dollar Amount Purchased: 9,576,768

Number of Shares or Par Value of Bonds Purchased: 9,600,000

Price Per Unit:	99.758

Resolution Approved: Approved at the February 11, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From: Barclays Capital Inc.

Names of Underwriting Syndicate Members: Barclays Capital Inc.; J.P. Morgan Securities Inc.; Credit Suisse; Qatar
National Bank; Goldman, Sachs & Co.

Name of Issuer:	Republic of Qatar

Title of Security: Qatar 5 1/4 01/20

Date of First Offering:	11/17/2009

Dollar Amount Purchased: 1,197,096

Number of Shares or Par Value of Bonds Purchased: 1,200,000

Price Per Unit:	99.758

Resolution Approved: Approved at the February 11, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From: Barclays Capital Inc.

Names of Underwriting Syndicate Members: Barclays Capital Inc.; J.P. Morgan Securities Inc.; Credit Suisse; Qatar National Bank; Goldman, Sachs & Co.

Name of Issuer:	Republic of Qatar

Title of Security: Qatar 5 1/4 01/20

Date of First Offering:	11/17/2009

Dollar Amount Purchased: 10,075,558

Number of Shares or Par Value of Bonds Purchased: 10,100,000

Price Per Unit:	99.758

Resolution Approved: Approved at the February 11, 2010 Board Meeting.*


Name of Fund: Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From: Wachovia Capital Markets LLC

Names of Underwriting Syndicate Members: Wells Fargo & Co.; Wachovia Capital Markets LLC; Goldman, Sachs & Co.

Name of Issuer:	Transatlantic Holdings

Title of Security: HL TRH 8 11/30/39

Date of First Offering:	11/18/2009

Dollar Amount Purchased: 267,394

Number of Shares or Par Value of Bonds Purchased: 275,000

Price Per Unit:	97.234

Resolution Approved: Approved at the February 11, 2010 Board Meeting.*


Name of Fund: Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From: Wachovia Capital Markets LLC Names of Underwriting Syndicate Members: Wells Fargo & Co.; Wachovia Capital Markets LLC; Goldman, Sachs & Co.

Name of Issuer:	Transatlantic Holdings

Title of Security: HL TRH 8 11/30/39

Date of First Offering:	11/18/2009

Dollar Amount Purchased: 1,968,989

Number of Shares or Par Value of Bonds Purchased: 2,025,000

Price Per Unit:	97.234

Resolution Approved: Approved at the February 11, 2010 Board Meeting.*


Name of Fund: Goldman Sachs Investment Grade Credit Fund

Name of Underwriter or Dealer Purchased From: Wachovia Capital Markets LLC

Names of Underwriting Syndicate Members: Wells Fargo & Co.; Wachovia Capital Markets LLC; Goldman, Sachs & Co.

Name of Issuer:	Transatlantic Holdings

Title of Security: HL TRH 8 11/30/39

Date of First Offering:	11/18/2009

Dollar Amount Purchased: 3,621,967

Number of Shares or Par Value of Bonds Purchased: 3,725,000

Price Per Unit:	97.234

Resolution Approved: Approved at the February 11, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; Deutsche Bank Securities; J.P. Morgan Securities Inc.; Nomura International; US Bancorp; Calyon Securities USA; Commerzbank AG; Fifth Third Bank; PNC Securities Corp; Scotia Capital, UBS Securities; Goldman, Sachs & Co.

Name of Issuer:	TRW Automotive

Title of Security: TRW8 7/8 12/17-15

Date of First Offering:	11/18/2009

Dollar Amount Purchased: 3,723,450

Number of Shares or Par Value of Bonds Purchased: 3,750,000

Price Per Unit:	99.292

Resolution Approved: Approved at the February 11, 2010 Board Meeting.*


Name of Fund: Goldman Sachs Short Duration Tax-Free Fund

Name of Underwriter or Dealer Purchased From: Citigroup Inc.

Names of Underwriting Syndicate Members: Citigroup Inc.;
Jackson Securities; J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Goldman, Sachs & Co.

Name of Issuer:	Connecticut State ERB

Title of Security: CTS

Date of First Offering:	11/18/09

Dollar Amount Purchased: 11,013,800

Number of Shares or Par Value of Bonds Purchased: 10,000,000

Price Per Unit:	110.138

Resolution Approved:  	Approved at the February 11, 2010 Board Meeting.*


Name of Fund: Goldman Sachs Short Duration Tax-Free Fund

Name of Underwriter or Dealer Purchased From: Citigroup Inc.

Names of Underwriting Syndicate Members: Citigroup Inc. Barclays Capital Inc.; BMO Capital Markets Corp.; Fidelity; Goldman, Sachs & Co.

Name of Issuer:	Georgia Municipal Electric Authority

Title of Security: MELPWR

Date of First Offering:	12/17/09

Dollar Amount Purchased: 5,419,698.60

Number of Shares or Par Value of Bonds Purchased: 5,240,000

Price Per Unit:	103.118; 103.677; 103.305

Resolution Approved: Approved at the February 11, 2010 Board Meeting.*


Name of Fund:	Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members:	Bank of America Merrill Lynch;
Barclays Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Wells Fargo Securities LLC; Credit Suisse; SunTrust Robinson Humphrey; UBS Securities LLC; US Bancorp Investments Inc; Goldman, Sachs & Co.

Name of Issuer:	Qwest Communications International

Title of Security: QUS7 1/8 04/01/18

Date of First Offering:	1/7/2010

Dollar Amount Purchased: 9,597,900

Number of Shares or Par Value of Bonds Purchased: 9,750,000

Price Per Unit:	98.440

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund:	Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: Credit Suisse First Boston

Names of Underwriting Syndicate Members: Banc of America Securities LLC; Barclays Capital Inc.; Credit Suisse Securities USA LLC; RBC Capital Markets; Goldman, Sachs & Co.

Name of Issuer:	B&G Foods Inc.

Title of Security: BGF7 5/8 01/18-17

Date of First Offering:	1/11/2010

Dollar Amount Purchased: 1,737,243

Number of Shares or Par Value of Bonds Purchased: 1,750,000

Price Per Unit:	99.271

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund:	Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse; Goldman, Sachs & Co.

Name of Issuer:	United Airlines Inc.

Title of Security: UA 9 7/8 08/13

Date of First Offering:	1/11/2010

Dollar Amount Purchased: 1,364,811

Number of Shares or Par Value of Bonds Purchased: 1,375,000

Price Per Unit:	99.259

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc.; Banc of America Securities LLC; Barclays Capital Inc.; Wells Fargo & Co; Goldman, Sachs & Co.

Name of Issuer:	Brocade Communications

Title of Security: BRCD 6 7/8 01/20

Date of First Offering:	1/13/2010

Dollar Amount Purchased: 1,362,818

Number of Shares or Par Value of Bonds Purchased: 1,375,000

Price Per Unit:	99.114

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members: Barclays Capital Inc.; Deutsche
Bank Securities Inc.; Santander Investment Securities Inc.; SunTrust
Robinson Humphrey; UBS Securities LLC; Wells Fargo & Co.; Goldman, Sachs & Co.

Name of Issuer:	Jarden Corp.

Title of Security: JAH7 1/2 01/20-18

Date of First Offering:	1/14/10

Dollar Amount Purchased: 1,858,856

Number of Shares or Par Value of Bonds Purchased: 1,875,000

Price Per Unit:	99.139

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund:	Goldman Sachs High Yield Municipal Fund

Name of Underwriter or Dealer Purchased From: Citigroup Inc.

Names of Underwriting Syndicate Members: Citigroup Inc.; Loop Capital Markets, LLC; M.R. Beal & Company; Johnson Rice & Company L.L.C.; Goldman, Sachs & Co.

Name of Issuer:	Miami International Airport

Title of Security: MIATRN

Date of First Offering:	1/14/10

Dollar Amount Purchased: 14,386,923

Number of Shares or Par Value of Bonds Purchased: 14,700,000

Price Per Unit:	98.689; 97.686

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund:	Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Tudor Pickering & Co LLC; Wells Fargo & Co.; Goldman, Sachs & Co.

Name of Issuer:	Newfield Exploration Co.

Title of Security: NFX6 7/8 02/20-18

Date of First Offering:	1/20/2010

Dollar Amount Purchased: 6,442,085

Number of Shares or Par Value of Bonds Purchased: 6,500,000

Price Per Unit:	99.109

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund:	Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: Banc of America Securities LLC

Names of Underwriting Syndicate Members: Banc of America Securities LLC; Barclays Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Morgan Stanley & Co Incorporated; Goldman, Sachs & Co.

Name of Issuer:	Vanguard HLT HDG LLC

Title of Security: VANGUA8 02/01/18

Date of First Offering:	1/20/2010

Dollar Amount Purchased: 11,826,600

Number of Shares or Par Value of Bonds Purchased: 12,000,000

Price Per Unit:	98.555

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; Deutsche Bank Securities Inc.; J.P. Morgan Securities Inc.; RBS
Securities Corp.; KKR Capital Markets LLC; Goldman, Sachs & Co.

Name of Issuer:	MU Finance plc

Title of Security: MANUTD8 3/8 02/17

Date of First Offering:	1/22/2010

Dollar Amount Purchased: 5,883,900

Number of Shares or Par Value of Bonds Purchased: 6,000,000

Price Per Unit:	98.065

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; Deutsche Bank Securities Inc.; J.P. Morgan Securities Inc.; RBS
Securities Corp.; KKR Capital Markets LLC; Goldman, Sachs & Co.

Name of Issuer:	MU Finance plc

Title of Security: MANUTD8 3/4 02/17

Date of First Offering:	1/22/10

Dollar Amount Purchased: 21,579,580 (GBP)

Number of Shares or Par Value of Bonds Purchased: 22,000,000 (GBP)

Price Per Unit:	98.089 (GBP)

Resolution Approved:  	Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs High Yield Municipal Fund

Name of Underwriter or Dealer Purchased From: Citigroup Inc.

Names of Underwriting Syndicate Members: Citigroup Inc.; Bank of
America Merrill Lynch; Barclays Capital Inc.; J.P. Morgan Securities Inc.; Goldman, Sachs & Co.

Name of Issuer:	Puerto Rico Sales Tax

Title of Security: PRCGEN

Date of First Offering:	1/25/10

Dollar Amount Purchased: 33,373,365

Number of Shares or Par Value of Bonds Purchased: 38,500,000

Price Per Unit:	96.909; 97.778; 55.805

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: Bank of America Merrill Lynch

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; BNP Paribas Morgan Stanley & Co. Incorporated; RBC Capital Markets; UBS Securities LLC; Wells Fargo & Co.; BBVA Securities Inc.; Capital One Southcoast Inc.; Comerica Securities; US Bancorp Investments Inc.; Goldman, Sachs & Co.

Name of Issuer:	Crosstex Energy LP

Title of Security: XTEX 8 7/8 18-16

Date of First Offering:	2/3/2010

Dollar Amount Purchased: 5,918,478

Number of Shares or Par Value of Bonds Purchased: 6,045,000

Price Per Unit:	97.907

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members: Barclays Capital Inc.; Citigroup Global Markets Inc.; J.P. Morgan Securities Inc.; Alladin Investments Inc.; BNP Paribas Securities Corp.; BNY Mellon Capital Markets LLC; Credit
Suisse Securities USA LLC; RBS Securities Inc.; Samuel A. Ramirez & Co., Scotia Capital Inc.; SG Americas Securities LLC; Goldman, Sachs & Co.

Name of Issuer:	GMAC Inc.

Title of Security: GMAC8.3 02/12/15

Date of First Offering:	2/9/2010

Dollar Amount Purchased: 9,919,900

Number of Shares or Par Value of Bonds Purchased: 10,000,000

Price Per Unit:	99.199

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: Bank of America Merrill Lynch

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; Wells Fargo & Co.; BNP Paribas; Comerica Securities; Deutsche Bank Securities Inc.; HSBC Securities; Johnson Rice & Co LLC; Natixis
Bleichroeder Inc.; Pritchard Capital Partners; Sidoti & Company LLC; Simmons & Co.; UBS Securities LLC; Goldman, Sachs & Co.

Name of Issuer:	Pioneer Drilling Company

Title of Security: PDC9 7/8 03/18-16

Date of First Offering:	3/4/2010

Dollar Amount Purchased: 4,308,750

Number of Shares or Par Value of Bonds Purchased: 4,500,000

Price Per Unit:	95.75

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: Banc of America Securities LLC

Names of Underwriting Syndicate Members:Banc of America Securities LLC; Barclays Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities Inc.; Wells Fargo & Co.; Credit Agricole Securities USA Inc.; Credit Suisse Securities USA LLC; Daiwa Securities America Inc.; Mizuho Securities USA Inc.; Morgan Stanley &
Co. Incorporated; RBC Capital Markets; RBS Securities Corp.; Goldman, Sachs
& Co.

Name of Issuer:	HCA Inc.

Title of Security: HCA7 1/4 09/15/20

Date of First Offering:	3/2/2010

Dollar Amount Purchased: 16,598,413

Number of Shares or Par Value of Bonds Purchased: 16,750,000

Price Per Unit:	99.095

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: Bank of America Merrill Lynch

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; Wells Fargo & Co.; BNP Paribas; Comerica Securities; Deutsche Bank Securities Inc.; HSBC Securities; Johnson Rice & Co LLC; Natixis Bleichroeder Inc.; Pritchard Capital Partners; Sidoti & Company LLC; Simmons & Co.; UBS Securities LLC; Goldman, Sachs & Co.

Name of Issuer:	Pioneer Drilling Company

Title of Security: PDC9 7/8 03/18-16

Date of First Offering:	3/4/2010

Dollar Amount Purchased: 4,308,750

Number of Shares or Par Value of Bonds Purchased: 4,500,000

Price Per Unit:	95.75

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From: Morgan Stanley &
Co. Incorporated

Names of Underwriting Syndicate Members: Credit Suisse Securities USA; Morgan Stanley & Co. Incorporated; Bank of America Merrill Lynch; HSBC Securities; J.P. Morgan Securities Inc.; Wells Fargo & Co.; Goldman, Sachs & Co.

Name of Issuer:	Ameriprise Financial Inc.

Title of Security: AMP 5.3 03/15/20

Date of First Offering:	3/8/10

Dollar Amount Purchased: 473,865

Number of Shares or Par Value of Bonds Purchased: 475,000

Price Per Unit:	99.761

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From: Morgan Stanley & Co.
Incorporated

Names of Underwriting Syndicate Members: Credit Suisse Securities
USA; Morgan Stanley & Co. Incorporated; Bank of America Merrill
Lynch; HSBC Securities; J.P. Morgan Securities Inc.; Wells Fargo
& Co.; Goldman, Sachs & Co.

Name of Issuer:	Ameriprise Financial Inc.

Title of Security: AMP 5.3 03/15/20

Date of First Offering:	3/8/10

Dollar Amount Purchased: 2,693,547

Number of Shares or Par Value of Bonds Purchased: 2,700,000

Price Per Unit:	99.761

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs Investment Grade Credit Fund

Name of Underwriter or Dealer Purchased From:	Morgan Stanley & Co.
Incorporated

Names of Underwriting Syndicate Members: Credit Suisse Securities
USA; Morgan Stanley & Co. Incorporated; Bank of America Merrill Lynch; HSBC Securities; J.P. Morgan Securities Inc.; Wells Fargo & Co.;
Goldman, Sachs & Co.

Name of Issuer:	Ameriprise Financial Inc.

Title of Security: AMP 5.3 03/15/20

Date of First Offering:	3/8/10

Dollar Amount Purchased: 2,169,802

Number of Shares or Par Value of Bonds Purchased: 2,175,000

Price Per Unit:	99.761

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs Enhanced Income Fund

Name of Underwriter or Dealer Purchased From: J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; Barclays Capital Inc.; Citigroup Global Markets Inc.; J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; BNP Paribas; Credit Suisse Securities USA LLC; Deutsche Bank Securities Inc.; HSBC Securities; Mitsubishi UFJ Securities USA Inc.; Nomura Securities International; RBS Securities Corp.; Societe Generale; UBS Securities LLC; Goldman, Sachs & Co.

Name of Issuer:	Novartis Capital Corp.

Title of Security: NOVART 1.9 04/13

Date of First Offering:	3/9/2010

Dollar Amount Purchased: 6,641,156

Number of Shares or Par Value of Bonds Purchased: 6,650,000

Price Per Unit:	99.867

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: Banc of America Securities LLC

Names of Underwriting Syndicate Members: Banc of America Securities LLC; J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Goldman, Sachs & Co.

Name of Issuer:	Steel Dynamics Inc.

Title of Security: STLD 7 5/8 20-18

Date of First Offering:	3/11/2010

Dollar Amount Purchased: 4,250,000

Number of Shares or Par Value of Bonds Purchased: 4,250,000

Price Per Unit:	100.000

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund:	Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: Citigroup Global Markets Inc.

Names of Underwriting Syndicate Members: Banc of America Securities LLC; Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse; J.P. Morgan Securities Inc.; Goldman, Sachs & Co.

Name of Issuer:	Huntsman International

Title of Security: HUN8 5/8 03/20-18

Date of First Offering:	3/12/10

Dollar Amount Purchased: 4,000,000

Number of Shares or Par Value of Bonds Purchased: 4,000,000

Price Per Unit:	100.00

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs Municipal Income Fund

Name of Underwriter or Dealer Purchased From: J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Prager; Goldman, Sachs & Co.

Name of Issuer:	State of California

Title of Security: CAS

Date of First Offering:	3/12/10

Dollar Amount Purchased: 2,772,792

Number of Shares or Par Value of Bonds Purchased: 2,750,000

Price Per Unit:	97.842; 104.413

Resolution Approved:  	Approved at the May 20, 2010 Board Meeting.**


Name of Fund:	Goldman Sachs High Yield Municipal Fund

Name of Underwriter or Dealer Purchased From: J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Prager; Goldman, Sachs & Co.

Name of Issuer:	State of California

Title of Security: CAS

Date of First Offering:	3/12/10

Dollar Amount Purchased: 5,870,520

Number of Shares or Par Value of Bonds Purchased: 6,000,000

Price Per Unit:	97.842; 104.413

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: Bank of America Merrill Lynch

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; Barclays Capital Inc.; J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Bank of New York Mellon Corp; Citigroup Global Markets Inc, Commerzbank Capital Markets Corp.; Credit Suisse; ING Financial Markets; PNC Capital Markets; RBS Securities Inc.; Scotia Capital Inc.; UBS Securities LLC; Goldman, Sachs & Co.

Name of Issuer:	US Steel Corp.

Title of Security: X 7 3/8 04/01/20

Date of First Offering:	3/16/10

Dollar Amount Purchased: 7,186,563

Number of Shares or Par Value of Bonds Purchased: 7,250,000

Price Per Unit:	99.125

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From: Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; Deutsche Bank Securities Inc.; UBS Securities; Goldman, Sachs & Co.

Name of Issuer:	Developers Diversified Realty

Title of Security: DDR7 1/2 04/01/17

Date of First Offering:	3/16/2010

Dollar Amount Purchased: 449,978

Number of Shares or Par Value of Bonds Purchased: 450,000

Price Per Unit:	99.995

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From: Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; Deutsche Bank Securities Inc.; UBS Securities; Goldman, Sachs & Co.

Name of Issuer:	Developers Diversified Realty

Title of Security: DDR7 1/2 04/01/17

Date of First Offering:	3/16/2010

Dollar Amount Purchased: 2,299,885

Number of Shares or Par Value of Bonds Purchased: 2,300,000

Price Per Unit:	99.995

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs Investment Grade Credit Fund

Name of Underwriter or Dealer Purchased From: Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; Deutsche Bank Securities Inc.; UBS Securities; Goldman, Sachs & Co.

Name of Issuer:	Developers Diversified Realty

Title of Security: DDR7 1/2 04/01/17

Date of First Offering:	3/16/2010

Dollar Amount Purchased: 2,749,863

Number of Shares or Par Value of Bonds Purchased: 2,750,000

Price Per Unit:	99.995

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**

Name of Fund:	Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; Deutsche Bank Securities Inc.; UBS Securities; Goldman, Sachs & Co.

Name of Issuer:	Developers Diversified Realty

Title of Security: DDR7 1/2 04/01/17

Date of First Offering:	3/16/2010

Dollar Amount Purchased: 4,874,756

Number of Shares or Par Value of Bonds Purchased: 4,875,000

Price Per Unit:	99.995

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs High Yield Fund

Name of Underwriter or Dealer Purchased From: Deutsche Bank Securities Inc.

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; Barclays Capital Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities Inc.; BNP Paribas; HSBC Securities; KeyBanc Capital Markets; Rabo Securities USA Inc.; RBS Securities Corp.; Wells Fargo & Co; Goldman, Sachs & Co.

Name of Issuer:	Ball Corporation

Title of Security: BLL6 3/4 09/20-18

Date of First Offering:	3/17/10

Dollar Amount Purchased: 2,250,000

Number of Shares or Par Value of Bonds Purchased: 2,250,000

Price Per Unit:	100.00

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs Core Plus Fixed Income Fund

Name of Underwriter or Dealer Purchased From: J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; J.P. Morgan Securities Inc.; Goldman, Sachs & Co.

Name of Issuer:	Northwestern Mutual Life

Title of Security: NWMLIC 6.063 40

Date of First Offering:	3/23/10

Dollar Amount Purchased: 1,575,000

Number of Shares or Par Value of Bonds Purchased: 1,575,000

Price Per Unit:	100.000

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs Core Fixed Income Fund

Name of Underwriter or Dealer Purchased From: J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; J.P. Morgan Securities Inc.; Goldman, Sachs & Co.

Name of Issuer:	Northwestern Mutual Life

Title of Security: NWMLIC 6.063 40

Date of First Offering:	3/23/10

Dollar Amount Purchased: 8,425,000

Number of Shares or Par Value of Bonds Purchased: 8,425,000

Price Per Unit:	100.000

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs Investment Grade Credit Fund

Name of Underwriter or Dealer Purchased From: J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; J.P. Morgan Securities Inc.; Goldman, Sachs & Co.

Name of Issuer:	Northwestern Mutual Life

Title of Security: NWMLIC 6.063 40

Date of First Offering:	3/23/10

Dollar Amount Purchased: 9,850,000

Number of Shares or Par Value of Bonds Purchased: 9,850,000

Price Per Unit:	100.000

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


Name of Fund: Goldman Sachs Short Duration Tax-Free Fund

Name of Underwriter or Dealer Purchased From: J.P. Morgan Securities Inc.

Names of Underwriting Syndicate Members: Bank of America Merrill Lynch; J.P. Morgan Securities Inc.; Morgan Stanley & Co. Incorporated; Goldman, Sachs & Co.

Name of Issuer:	Florida Citizens Property Insurance

Title of Security: CTZGEN

Date of First Offering:	3/24/10

Dollar Amount Purchased: 8,014,725

Number of Shares or Par Value of Bonds Purchased: 7,500,000

Price Per Unit:	106.863

Resolution Approved: Approved at the May 20, 2010 Board Meeting.**


*Resolution adopted at the Meeting of the Board of Trustees on February 11, 2010: RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees, all purchases made during the calendar quarter ended December 31, 2009 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

**Resolution adopted at the Meeting of the Board of Trustees on May 20, 2010: RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (GSAM) to the Trustees all purchases made during the calendar quarter ended March 31, 2010 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.